SASCO 2005-S2
Credit Risk Manager Report
May 2005

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


2005 The Murrayhill Company. All Rights Reserved.

Section One

Section Two

Section Three

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.


Table of Contents

Executive Summary

Prepayment Premium Analysis

Analytics

Section One

Executive Summary

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Executive Summary May 2005
Transaction Summary
Closing Date: 04/29/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC

OTS1 Delinquency Reporting Method:

Collateral Summary
2 4/30/2005 Closing Date 	2 4/30/2005	4/30/2005 	as a Percentage of Closing
Date

Collateral Balance 		$401,050,322	$392,594,228	97.89%

Loan Count			7,962		7,834		98.39%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.


Collateral Statistics
 					Loan Count 	Summed Balances
Repurchases* 				0		$0

First Payment Default 			13 		$665,690

Early Payment Defaults**		29		$1,529,172

Multiple Loans to One Borrower***	412		$12,951,301


*Refers to loans repurchased in the current month
**A default that occurs on the
second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields


Prepayments

Remittance Date		Beginning Collateral Balance	 Total Prepayments 	Percentage
										of Prepayment

5/25/2005		$399,742,532			 $6,249,075		1.61

Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 5/25/2005 remittance, 19 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 18 of these loans totaling $35,689. Two loans remitted premiums without a prepayment flag. There was one loan which paid off with an active flag but did not remit a premium, and we have inquired with the servicer about this loan. The total amount remitted to the P Class was $35,689.

Loss Analysis
High Loss Amounts and/or High Loss Severities
In the 5/25/2005 remittance, no losses were passed to the trust from this security.

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

Section Two

Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.


Reconciliation of Prepayment Premiums for SASCO 2005-S2
Mortgage Data Through: April 30, 2005

Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

Section 1:
 			Trustee Remittance Date
Class 				25-May-05
P Class 			$35,689

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 			25-May-05
Total 				$35,689

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:  $35,689

Amount remitted by Servicers: $35,689

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.



Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: April 30, 2005

Trustee Remittance Date 						25-May-05

Loans with Active Prepayment Flags with Premiums Remitted ( A ) 	18
Loans without Prepayment Flags with Premiums Remitted 			2

Total Loans with Remitted Premiums ( B ) 				20
Loans with Active Prepayment Flags ( C ) 				19
Loans without Prepayment Flags with Premiums Remitted 			2

Subtotal ( D ) 								21

Premiums Remitted for Loans with Active Prepayment Flags (A/C) 		94.74%

Total Loans with Premiums Remitted to the Subtotal (B/D ) 		95.24%

Total Paid-Off Loans ( E ) 						96

Total Loans with Premiums Remitted to the Total Paid-Off Loans ( B/E )  20.83%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: April 30, 2005

Total Paid-Off Loans with Flags 						19

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 			0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at 	0
the Time of Liquidation*

Loans that Liquidated from REO* 						0

Loans with Discrepancies between the Data File and the Note 			0

Defaulted Liquidated Loans that Could Not Have Collected Premiums because 	0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				19

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes 	0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 		1
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.
TOTAL


Loan    Delin-	Origi-	PPP   Expir-	Pay-	   PPP	     % of PPP
	No PPP	  Comments
Number 	quency	nation	Flag  ation	off	   Remit-    to Payoff
	Remitted,
	String	Date	      Date	Balance	   ted 	     Balance
	w/flag

6327163	0	12/3/04	 1    12/3/05	$37,728.92 $0.00      0%
	6327163	  Awaiting Servicer
6326161 0	10/29/04 3    10/29/07	$60,298.92 $2,272.88  4%
Response
6326368 0	10/28/04 2    10/28/06	$46,228.55 $1,741.80  4%
6326336 0	10/1/04  5    10/1/09	$75,338.67 $3,281.38  4%
6326185 0	9/24/04  5    9/24/09	$14,691.48 $263.43    2%
6328145 0	12/14/04 3    12/14/07  $33,993.08 $675.30    2%
6327744 0	12/3/04	 3    12/3/07	$29,632.57 $1,174.50  4%
6327948 0	12/2/04  3    12/2/07	$40,150.49 $1,593.70  4%
6325932 0	8/25/04  3    8/25/07	$70,289.62 $2,785.76  4%
6327328 0	12/30/04 2    12/30/06	$96,545.56 $1,916.26  2%
6327763 0	12/9/04  2    12/9/06	$53,204.49 $527.62    1%
6326816 0	10/13/04 2    10/13/06	$73,157.06 $3,186.65  4%
6326156 0	10/7/04  2    10/7/06	$37,767.77 $1,497.01  4%
6326008 0	10/1/04  2    10/1/06	$69,345.49 $2,714.39  4%
6326700 0	10/1/04  2    10/1/06	$57,409.50 $2,616.66  5%
6326141 0	8/31/04  2    8/31/06	$100,342.68$3,783.27  4%
6327693 0	12/28/04 1    12/28/05	$58,332.72 $1,155.10  2%
6327260 0	12/13/04 1    12/13/05	$19,381.79 $788.00    4%
6320447 0	7/30/04  2    7/30/06	$25,458.01 $1,003.17  4%
6326659 0	9/24/04  0    9/24/06	$36,699.00 $1,465.50  4%
6326521 0	8/27/04  0    8/27/09	$27,750.00 $1,246.17  4%


Section Three
Analytics
 2005 The Murrayhill Company. All Rights Reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 FICO Distribution by Status FICO is a registered trademark of Fair Isaac Corporation Mortgage Data Through: April 30, 2005

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: May 31, 2005
FICO Delinquency Percentage 510 Current 0 550 Current 0 570 Current 0 580 Current 0.013 580 Delinquent 0.02 580 Paid Off 0.012 590 Current 0.024 590 Delinquent 0.101 590 Paid Off 0.015 600 Current 0.028 600 Delinquent 0.088 600 Paid Off 0.018 610 Current 0.031 610 Delinquent 0.081 610 Paid Off 0.024 620
Current 0.038 620 Delinquent 0.088 620 Paid Off 0.033 630 Current 0.049 630
Delinquent 0.115 630 Paid Off 0.045 640 Current 0.052 640 Delinquent 0.054 640 Paid Off 0.06 650 Current 0.055 650 Delinquent 0.054 650 Paid Off 0.051 660 Current 0.065 660 Delinquent 0.054 660 Paid Off 0.072 670 Current 0.072 670
Delinquent 0.068 670 Paid Off 0.075 680 Current 0.087 680 Delinquent 0.054 680 Paid Off 0.084 690 Current 0.079 690 Delinquent 0.054 690 Paid Off 0.057 700
Current 0.071 700 Delinquent 0.02 700 Paid Off 0.081 710 Current 0.059 710 Delinquent 0.027 710 Paid Off 0.075 720 Current 0.051 720 Delinquent 0.047 720 Paid Off 0.045 730 Current 0.047Status # of Loans Std. Deviation Average
730 Delinquent 0.054 730 Paid Off 0.042 740 Current 0.043 740 Delinquent 0.007 740 Paid Off 0.051 750 Current 0.038 750 Delinquent 0.007 750 Paid Off 0.027 760
Current 0.032 760 Paid Off 0.039 770 Current 0.025 770 Paid Off 0.039 780
Current 0.018 780 Paid Off 0.027 790 Current 0.012 790 Paid Off 0.015 800
Current 0.007 800 Delinquent 0.007 800 Paid Off 0.006 810 Current 0.003 810 Paid Off 0.009 820 Current 0.001
Current 7,467 683 50.819 Delinquent 148 647 45.476 Paid Off 334 689 51.118 7,949
Total:
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2005
Status # of Loans Std. Deviation Average
LTV Delinquency Percentage 0 Current 0.004 0 Paid Off 0.003 0.1 Current 0.243
0.1 Paid Off 0.371 0.1 Delinquent 0.108 0.2 Current 0.725 0.2 Paid Off 0.593 0.2
Delinquent 0.865 0.3 Paid Off 0.027 0.3 Delinquent 0.027 0.3 Current 0.027 0.4 Paid Off 0.006 0.4 Current 0.001 0.8 Current 0
Current 7,467 0.954 0.073 Delinquent 148 0.98 0.038 Paid Off 334 0.926 0.102
7,949 Total:
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: May 31, 2005
Balance Delinquency Percentage 0 Current 0.001 10000 Current 0.053 10000 Delinquent 0.047 20000 Current 0.183 20000 Delinquent 0.169 30000 Current 0.191
30000 Delinquent 0.196 40000 Current 0.135 40000 Delinquent 0.108 50000 Current
0.102 50000 Delinquent 0.128 60000 Current 0.082 60000 Delinquent 0.088 70000
Current 0.067 70000 Delinquent 0.081 80000 Current 0.044 80000 Delinquent 0.047
90000 Current 0.043 90000 Delinquent 0.027 100000 Current 0.029 100000
Delinquent 0.047 110000 Current 0.02 110000 Delinquent 0.014 120000 Current
0.017 120000 Delinquent 0.007 130000 Current 0.009 130000 Delinquent 0.007
140000 Current 0.005 140000 Delinquent 0.007 150000 Current 0.006 150000
Delinquent 0.007 160000 Current 0.003 160000 Delinquent 0.007 170000 Current
0.003 180000 Current 0.001 180000 Delinquent 0.007 190000 Current 0.001 200000
Current 0.002 200000 Delinquent 0.007 210000 Current 0 220000 Current 0 230000
Current 0 240000 Current 0.001 250000 Current 0Status # of Loans Std. Deviation Average
270000 Current 0 280000 Current 0 310000 Current 0 490000 Current 0
Current 7,467 50,043.52 33,855.59 Delinquent 148 51,194.86 33,416.42 7,615
Total:
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2005
# of Loans Other 180 120 240 360
Mortgage Term Delinquency Percentage 0 Current 0 120 Current 0.001 180 Delinquent 0.872 180 Current 0.722 180 Paid Off 0.719 240 Delinquent 0.061 240 Current 0.013 240 Paid Off 0.012 360 Delinquent 0.068 360 Paid Off 0.269 360
Current 0.264
7,949 107 5,759 7 1 2075
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2005
Mortgage Type Loan Count Avg. Balance Total Balance Std. Deviation
Mortgage Type Delinquency Percentage Investment Home Current 0.265 Investment Home Delinquent 0.095 Investment Home Paid Off 0.371 Primary Home Current 0.702 Primary Home Delinquent 0.899 Primary Home Paid Off 0.581 Second Home Current
0.033 Second Home Delinquent 0.007 Second Home Paid Off 0.048
Fixed 381,251,806.43 47,962.24 34,616.13 7,949 7,949 Total: 381,251,806.43
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: May 31, 2005

Purpose	Number	Percentage	Purpose	Number	Percentage	Purpose
	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance 	880	11.8%	Cash-out
refinance 	22	14.9%	Cash-out refinance 	35	10.5%
Purchase	6,734	84.6%	Purchase	6,313	84.5%	Purchase	123	83.1%	Purchase
	292	87.4%

Rate/term refinance 	278	3.5%	Rate/term refinance 	270	3.6%
	Rate/term refinance 	3	2.0%	Rate/term refinance 	4	1.2%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%	Home Improvement 	0
	0.0%	Home Improvement 	0	0.0%
Other	10	0.1%	Other	4	0.1%	Other	0	0.0%	Other	3	0.9%

Total	7,962	100%	Total	7,467	100%	Total	148	100%	Total	334	100%

Copyright 2005, The Murrayhill Company. All rights reserved.
This material is confidential and may not be copied, used or distributed without the written permission

SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: May 31, 2005
Title # of Loans
Ownership Type Delinquency Percentage Investment Home Current 0.265 Investment Home Delinquent 0.095 Investment Home Paid Off 0.371 Primary Home Current 0.702 Primary Home Delinquent 0.899 Primary Home Paid Off 0.581 Second Home Current
0.033 Second Home Delinquent 0.007 Second Home Paid Off 0.048
Investment Home 2,115 Primary Home 5,568 Second Home 266 7,949 Total:
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

AsOfDate 30 Days 60 Days 90 Days Foreclosure REO 4/30/2005 2277062.7 1075725.37 0 0 0 5/31/2005 4977216.24 1705975.92 809382.84 84263.83 0
SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

AsOfDate 30 Days 60 Days 90 Days Foreclosure REO 4/30/2005 2277062.7 1075725.37 0 0 0 5/31/2005 4977216.24 1705975.92 809382.84 84263.83 0
SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2005
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

AsOfDate 30 Days 60 Days 90 Days Foreclosure REO 4/30/2005 51 18 0 0 0 5/31/2005 92 39 15 2 0
SASCO 2005-S2 Delinquent Count Over Time
Mortgage Data Through: May 31, 2005
Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.

Date Distribution Date CPR 3-Month MA 6-Month MA 12-Month MA 5/31/2005 6/25/2005 28.35%
4/30/2005 5/25/2005 17.30%
Mortgage Data Through: May 31, 2005 SASCO 2005-S2 Conditional Prepayment Rates Copyright 2005, The Murrayhill Company. All rights reserved. This material is confidential and may not be copied, used or distributed without the written permission of The Murrayhill Company.